Deferred Revenue	12 Months Ended
Dec. 31, 2021
Deferred Revenue [Abstract]
Deferred Revenue
15.	Deferred Revenue

Current deferred revenue included $79,718 of advances from customers (December 31, 2020 - $363,787) and $223 from the PRC government for stockpiling of H5N1 and hepatitis A vaccines (December 31, 2020 - $218). The Company’s deferred revenue balances change due to timing of advance payments received from customers and timing of delivery of products to customers.